STATEMENT OF ADDITIONAL INFORMATION  MORGAN STANLEY
OCTOBER 30, 2002                     INTERMEDIATE INCOME SECURITIES



----------------------------------------------------------------------


    This STATEMENT OF ADDITIONAL INFORMATION IS NOT A prospectus. The PROSPECTUS (dated October 30, 2002) for the Morgan Stanley Intermediate Income Securities may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.


Morgan Stanley Intermediate Income Securities
1221 Avenue of the Americas
New York, New York 10020
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------

   I.  Fund History...........................................    4

  II.  Description of the Fund and Its Investments and
       Risks..................................................    4

       A. Classification......................................    4

       B. Investment Strategies and Risks.....................    4

       C. Fund Policies/Investment Restrictions...............    7

 III.  Management of the Fund.................................    8

       A. Board of Trustees...................................    8

       B. Management Information..............................    8

       C. Compensation........................................   14

  IV.  Control Persons and Principal Holders of Securities....   16

   V.  Investment Management and Other Services...............   16

       A. Investment Manager..................................   16

       B. Principal Underwriter...............................   17

       C. Services Provided by the Investment Manager.........   18

       D. Dealer Reallowances.................................   19

       E. Rule 12b-1 Plan.....................................   19

       F.  Other Service Providers............................   23

       G. Codes of Ethics.....................................   23

  VI.  Brokerage Allocation and Other Practices...............   23

       A. Brokerage Transactions..............................   23

       B. Commissions.........................................   24

       C. Brokerage Selection.................................   24

       D. Directed Brokerage..................................   25

       E. Regular Broker-Dealers..............................   25

 VII.  Capital Stock and Other Securities.....................   25

VIII.  Purchase, Redemption and Pricing of Shares.............   26

       A. Purchase/Redemption of Shares.......................   26

       B. Offering Price......................................   27

  IX.  Taxation of the Fund and Shareholders..................   27

   X.  Underwriters...........................................   29

  XI.  Calculation of Performance Data........................   29

 XII.  Financial Statements...................................   31

                       GLOSSARY OF SELECTED DEFINED TERMS

    The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

"CUSTODIAN"--The Bank of New York.

"DISTRIBUTOR"--Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

"FINANCIAL ADVISORS"--Morgan Stanley authorized financial services representatives.

"FUND"--Morgan Stanley Intermediate Income Securities, a registered open-end investment company.

"INDEPENDENT TRUSTEES"--Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.

"INVESTMENT MANAGER"--Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.

"MORGAN STANLEY & CO."--Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

"MORGAN STANLEY DW"--Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

"MORGAN STANLEY FUNDS"--Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.

"MORGAN STANLEY SERVICES"--Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

"TRANSFER AGENT"--Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

"TRUSTEES"--The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------

    The Fund was organized as a "Massachusetts business trust" under a Declaration of Trust on September 1, 1988 with the name Intermediate Income Securities. On June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Intermediate Income Securities. Effective June 18, 2001, the Fund's name changed to Morgan Stanley Intermediate Income Securities.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

    The Fund is an open-end, diversified management investment company whose investment objective is to seek high current income consistent with safety of principal.

B. INVESTMENT STRATEGIES AND RISKS

    The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's PROSPECTUS titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."

    MONEY MARKET SECURITIES. In addition to the fixed-income securities in which the Fund may otherwise invest, the Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bank acceptances, bank obligations, corporate debt securities certificates of deposit, U.S. government securities and obligations of savings institutions. Such securities are limited to:

    U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

    BANK OBLIGATIONS. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

    EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

    OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

    FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion. If the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

    COMMERCIAL PAPER. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

    REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

    REVERSE REPURCHASE AGREEMENTS. The Fund may use reverse repurchase agreements as part of its investment strategy. Reverse repurchase agreements are speculative techniques involving leverage and are considered borrowings by the Fund.

    Reverse repurchase agreements involve sales by the Fund of assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to purchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

    LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its total assets.

    As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

    When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. The Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

    At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

    WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

    The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

    PRIVATE PLACEMENTS. The Fund may invest up to 10% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

    Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which is limited by the Fund's investment restrictions to 10% of the Fund's total assets.

C. FUND POLICIES/INVESTMENT RESTRICTIONS

    The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of
(a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

The Fund will:

          1.
       Seek high current income consistent with safety of principal.

The Fund may NOT:

          1.
       Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United
States Government, its agencies or instrumentalities);

          2.
       Purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer;

          3.
       Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States or its agencies or instrumentalities;

          4.
       Invest more than 10% of its total assets in "illiquid securities" (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days;

          5.
       Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the United States Government, its agencies or instrumentalities;

          6.
       Borrow money, except that the Fund may borrow from banks for temporary or emergency purposes in an amount up to 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed), and may enter into reverse repurchase agreements in an amount not exceeding 10% of the Fund's total assets;

          7.
       Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee/director of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and trustees/directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuers;

          8.
       Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein;

          9.
       Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs;

         10.
       Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets;

         11.
       Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings;

         12.
       Issue senior securities as defined in the Investment Company Act except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with restriction (6) above;

         13.
       Make loans of money or securities, except: (a) by the purchase of publicly distributed debt obligations; (b) by investment in repurchase agreements; and (c) by lending its portfolio securities;

         14.
       Make short sales of securities;

         15.
       Purchase or sell commodities or commodity futures contracts;

         16.
       Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities;

         17.
       Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security; and

         18.
       Invest for the purpose of exercising control or management of any other issuer.

    In addition, the Fund, as a non-fundamental policy, will not invest in warrants, although it may acquire warrants attached to other securities purchased by the Fund.

    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

    The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

    Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION

    TRUSTEES AND OFFICERS. The Board of the Fund consists of eight Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds. Five Trustees have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "Independent Trustees." The other three Trustees (the "Management Trustees") are affiliated with the Investment Manager.

    The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2001) and other directorships, if any, held by the Trustee, are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including, but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).

                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                                                                                     IN FUND
                          POSITION(S)   LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH      TIME      PRINCIPAL OCCUPATION(S) DURING   OVERSEEN   OTHER DIRECTORSHIPS HELD
  INDEPENDENT TRUSTEE     REGISTRANT     SERVED*             PAST 5 YEARS           BY TRUSTEE         BY TRUSTEE
------------------------  -----------  -----------  ------------------------------  ----------  -------------------------
Michael Bozic (61)        Trustee      Trustee      Retired; Director or Trustee       129      Director of Weirton Steel
c/o Mayer, Brown, Rowe &               since        of the Morgan Stanley Funds                 Corporation.
Maw                                    April 1994   and the TCW/DW Term Trusts;
Counsel to the                                      formerly Vice Chairman of
Independent                                         Kmart Corporation (December
Trustees                                            1998-October 2000), Chairman
1675 Broadway                                       and Chief Executive Officer of
New York, NY                                        Levitz Furniture Corporation
                                                    (November 1995-November 1998)
                                                    and President and Chief
                                                    Executive Officer of Hills
                                                    Department Stores (May
                                                    1991-July 1995); formerly
                                                    variously Chairman, Chief
                                                    Executive Officer, President
                                                    and Chief Operating Officer
                                                    (1987-1991) of the Sears
                                                    Merchandise Group of Sears,
                                                    Roebuck & Co.

Edwin J. Garn (69)        Trustee      Trustee      Director or Trustee of the         129      Director of Franklin
c/o Summit Ventures LLC                since        Morgan Stanley Funds and the                Covey (time management
1 Utah Center                          January      TCW/DW Term Trusts; formerly                systems), BMW Bank of
201 S. Main Street                     1993         United States Senator (R-                   North America, Inc.
Salt Lake City, UT                                  Utah)(1974-1992) and Chairman,              (industrial loan
                                                    Senate Banking Committee                    corporation), United
                                                    (1980-1986); formerly Mayor of              Space Alliance (joint
                                                    Salt Lake City, Utah                        venture between Lockheed
                                                    (1971-1974); formerly                       Martin and the Boeing
                                                    Astronaut, Space Shuttle                    Company) and Nuskin Asia
                                                    Discovery (April 12-19, 1985);              Pacific (multilevel
                                                    Vice Chairman, Huntsman                     marketing); member of the
                                                    Corporation (chemical                       board of various civic
                                                    company); member of the Utah                and charitable
                                                    Regional Advisory Board of                  organizations.
                                                    Pacific Corp.

Wayne E. Hedien (68)      Trustee      Trustee      Retired; Director or Trustee       129      Director of The PMI Group
c/o Mayer, Brown, Rowe &               since        of the Morgan Stanley Funds                 Inc. (private mortgage
Maw                                    September    and the TCW/DW Term Trusts;                 insurance); Trustee and
Counsel to the                         1997         formerly associated with the                Vice Chairman of The
Independent                                         Allstate Companies                          Field Museum of Natural
Trustees                                            (1966-1994), most recently as               History; director of
1675 Broadway                                       Chairman of The Allstate                    various other business
New York, NY                                        Corporation (March                          and charitable
                                                    1993-December 1994) and                     organizations.
                                                    Chairman and Chief Executive
                                                    Officer of its wholly-owned
                                                    subsidiary, Allstate Insurance
                                                    Company (July 1989-December
                                                    1994).

----------------------------------
* This is the date the Trustee began serving the Morgan Stanley Funds.

                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                                                                                     IN FUND
                          POSITION(S)   LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH      TIME      PRINCIPAL OCCUPATION(S) DURING   OVERSEEN   OTHER DIRECTORSHIPS HELD
  INDEPENDENT TRUSTEE     REGISTRANT     SERVED*             PAST 5 YEARS           BY TRUSTEE         BY TRUSTEE
------------------------  -----------  -----------  ------------------------------  ----------  -------------------------
Dr. Manuel H. Johnson     Trustee      Trustee      Chairman of the Audit              129      Director of NVR, Inc.
(53)                                   since        Committee and Director or                   (home construction);
c/o Johnson Smick                      July 1991    Trustee of the Morgan Stanley               Chairman and Trustee of
International, Inc.                                 Funds and the TCW/DW Term                   the Financial Accounting
1133 Connecticut Avenue,                            Trusts; Senior Partner,                     Foundation (oversight
N.W.                                                Johnson Smick                               organization of the
Washington, D.C.                                    International, Inc., a                      Financial Accounting
                                                    consulting firm; Co- Chairman               Standards Board).
                                                    and a founder of the Group of
                                                    Seven Council (G7C), an
                                                    international economic
                                                    commission; formerly Vice
                                                    Chairman of the Board of
                                                    Governors of the Federal
                                                    Reserve System and Assistant
                                                    Secretary of the U.S.
                                                    Treasury.

Michael E. Nugent (66)    Trustee      Trustee      Chairman of the Insurance          207      Director of various
c/o Triumph Capital,                   since        Committee and Director or                   business organizations.
L.P.                                   July 1991    Trustee of the Morgan Stanley
237 Park Avenue                                     Funds and the TCW/DW Term
New York, NY                                        Trusts; director/trustee of
                                                    various investment companies
                                                    managed by Morgan Stanley
                                                    Investment Management Inc. and
                                                    Morgan Stanley Investments LP
                                                    (since July 2001); General
                                                    Partner, Triumph Capital,
                                                    L.P., a private investment
                                                    partnership; formerly Vice
                                                    President, Bankers Trust
                                                    Company and BT Capital
                                                    Corporation (1984-1988).

    The Trustees who are affiliated with the Investment Manager or affiliates of the Investment Manager (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee and the other directorships, if any, held by the Trustee, are shown below.

                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                                                                                     IN FUND
                          POSITION(S)   LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH      TIME      PRINCIPAL OCCUPATION(S) DURING   OVERSEEN   OTHER DIRECTORSHIPS HELD
   MANAGEMENT TRUSTEE     REGISTRANT     SERVED*             PAST 5 YEARS           BY TRUSTEE         BY TRUSTEE
------------------------  -----------  -----------  ------------------------------  ----------  -------------------------
Charles A. Fiumefreddo    Chairman     Trustee      Chairman and Director or           129      None
(69)                      and Trustee  since        Trustee of the Morgan Stanley
c/o Morgan Stanley Trust               July 1991    Funds and the TCW/DW Term
Harborside Financial                                Trusts; formerly Chairman,
Center,                                             Chief Executive Officer and
Plaza Two,                                          Director of the Investment
Jersey City, NJ                                     Manager, the Distributor and
                                                    Morgan Stanley Services,
                                                    Executive Vice President and
                                                    Director of Morgan Stanley DW,
                                                    Chairman and Director of the
                                                    Transfer Agent and Director
                                                    and/or officer of various
                                                    Morgan Stanley subsidiaries
                                                    (until June 1998) and Chief
                                                    Executive Officer of the
                                                    Morgan Stanley Funds and the
                                                    TCW/DW Term Trusts (until
                                                    September 2002).

----------------------------------
* This is the date the Trustee began serving the Morgan Stanley Funds.

                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                                                                                     IN FUND
                          POSITION(S)   LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH      TIME      PRINCIPAL OCCUPATION(S) DURING   OVERSEEN   OTHER DIRECTORSHIPS HELD
  INDEPENDENT TRUSTEE     REGISTRANT     SERVED*             PAST 5 YEARS           BY TRUSTEE         BY TRUSTEE
------------------------  -----------  -----------  ------------------------------  ----------  -------------------------
James F. Higgins (54)     Trustee      Trustee      Director or Trustee of the         129      None
c/o Morgan Stanley Trust               since June   Morgan Stanley Funds and the
Harborside Financial                   2000         TCW/DW Term Trusts (since June
Center,                                             2000); Senior Advisor of
Plaza Two,                                          Morgan Stanley (since August
Jersey City, NJ                                     2000); Director of the
                                                    Distributor and Dean Witter
                                                    Realty Inc.; previously
                                                    President and Chief Operating
                                                    Officer of the Private Client
                                                    Group of Morgan Stanley (May
                                                    1999-August 2000), President
                                                    and Chief Operating Officer of
                                                    Individual Securities of
                                                    Morgan Stanley (February
                                                    1997-May 1999).

Philip J. Purcell (59)    Trustee      Trustee      Director or Trustee of the         129      Director of American
1585 Broadway                          since April  Morgan Stanley Funds and the                Airlines, Inc. and its
New York, NY                           1994         TCW/DW Term Trusts; Chairman                parent company, AMR
                                                    of the Board of Directors and               Corporation.
                                                    Chief Executive Officer of
                                                    Morgan Stanley and Morgan
                                                    Stanley DW; Director of the
                                                    Distributor; Chairman of the
                                                    Board of Directors and Chief
                                                    Executive Officer of Novus
                                                    Credit Services Inc.; Director
                                                    and/or officer of various
                                                    Morgan Stanley subsidiaries.

----------------------------------
* This is the date the Trustee began serving the Morgan Stanley Funds.

                                  POSITION(S)
   NAME, AGE AND ADDRESS OF        HELD WITH        LENGTH OF TIME                  PRINCIPAL OCCUPATION(S) DURING
      EXECUTIVE OFFICER           REGISTRANT            SERVED                               PAST 5 YEARS
------------------------------  ---------------  ---------------------  -------------------------------------------------------
Mitchell M. Merin (49)          President and    President since May    President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas     Chief Executive  1999 and Chief         Investment Management (since December 1998); President,
New York, NY                    Officer          Executive Officer      Director (since April 1997) and Chief Executive Officer
                                                 since September 2002   (since June 1998) of the Investment Manager and Morgan
                                                                        Stanley Services; Chairman, Chief Executive Officer and
                                                                        Director of the Distributor (since June 1998); Chairman
                                                                        (since June 1998) and Director (since January 1998) of
                                                                        the Transfer Agent; Director of various Morgan Stanley
                                                                        subsidiaries; President (since May 1999) and Chief
                                                                        Executive Officer (since September 2002) of the Morgan
                                                                        Stanley Funds and TCW/DW Term Trusts; Trustee of
                                                                        various Van Kampen investment companies (since December
                                                                        1999); previously Chief Strategic Officer of the
                                                                        Investment Manager and Morgan Stanley Services and
                                                                        Executive Vice President of the Distributor (April
                                                                        1997-June 1998), Vice President of the Morgan Stanley
                                                                        Funds (May 1997-April 1999), and Executive Vice
                                                                        President of Morgan Stanley.

Barry Fink (47)                 Vice President,  Since February 1997    General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas     Secretary and                           (since December 2000) of Morgan Stanley Investment
New York, NY                    General Counsel                         Management; Managing Director (since December 2000),
                                                                        and Secretary and General Counsel (since February 1997)
                                                                        and Director (since July 1998) of the Investment
                                                                        Manager and Morgan Stanley Services; Assistant
                                                                        Secretary of Morgan Stanley DW; Vice President,
                                                                        Secretary and General Counsel of the Morgan Stanley
                                                                        Funds and TCW/DW Term Trusts; Vice President and
                                                                        Secretary of the Distributor; previously, Senior Vice
                                                                        President, Assistant Secretary and Assistant General
                                                                        Counsel of the Investment Manager and Morgan Stanley
                                                                        Services.

Thomas F. Caloia (56)           Treasurer        Since April 1989       First Vice President and Assistant Treasurer of the
c/o Morgan Stanley Trust                                                Investment Manager, the Distributor and Morgan Stanley
Harborside Financial Center,                                            Services; Treasurer of the Morgan Stanley Funds.
Plaza Two,
Jersey City, NJ

Ronald E. Robison (63)          Vice President   Since October 1998     Managing Director, Chief Administrative Officer and
1221 Avenue of the Americas                                             Director (since February 1999) of the Investment
New York, NY                                                            Manager and Morgan Stanley Services and Chief Executive
                                                                        Officer and Director of the Transfer Agent; previously
                                                                        Managing Director of the TCW Group Inc.

Joseph J. McAlinden (59)        Vice President   Since July 1995        Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas                                             Investment Manager, Morgan Stanley Investment
New York, NY                                                            Management Inc. and Morgan Stanley Investments LP;
                                                                        Director of the Transfer Agent; Chief Investment
                                                                        Officer of the Van Kampen Funds.

Francis Smith (37)              Vice President   Since September 2002   Vice President and Chief Financial Officer of the
c/o Morgan Stanley Trust        and Chief                               Morgan Stanley Funds and the TCW/DW Term Trusts (since
Harborside Financial Center     Financial                               September 2002); Executive Director of the Investment
Plaza Two,                      Officer                                 Manager and Morgan Stanley Services (since December
Jersey City, NJ                                                         2001). Formerly, Vice President of the Investment
                                                                        Manager and Morgan Stanley Services (August
                                                                        2000-November 2001), Senior Manager at
                                                                        PricewaterhouseCoopers LLP (January 1998-August 2000)
                                                                        and Associate--Fund Administration at BlackRock
                                                                        Financial Management (July 1996-December 1997).

    In addition, A. THOMAS SMITH III, Managing Director and General Counsel of the Investment Manager and Morgan Stanley Services, is a Vice President and Assistant Secretary of the Fund, and SARA BADLER, STEFANIE CHANG-YU, LOU ANNE D. MCINNIS, CARSTEN OTTO and RUTH ROSSI, Executive Directors and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, MARILYN K. CRANNEY, First Vice President and Assistant General Counsel of the Investment Manager and Morgan Stanley Services, and JOANNE DOLDO, NATASHA KASSIAN AND SHELDON WINICOUR, Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, are Assistant Secretaries of the Fund.

    For each Trustee, the dollar range of equity securities beneficially owned by the Trustee is shown below.

                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                                  ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                             DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND        BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                   (AS OF DECEMBER 31, 2001)                            (AS OF DECEMBER 31, 2001)
-------------------------  --------------------------------------------------   -------------------------------------------------
INDEPENDENT:
Michael Bozic                                     none                                            over $100,000

Edwin J. Garn                                     none                                            over $100,000

Wayne E. Hedien                                   none                                            over $100,000

Dr. Manuel H. Johnson                             none                                            over $100,000

Michael E. Nugent                                 none                                            over $100,000

INTERESTED:

Charles A. Fiumefreddo                            none                                            over $100,000

James F. Higgins                                  none                                            over $100,000

Philip J. Purcell                                 none                                            over $100,000

    As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

    INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Directors/Trustees. The Morgan Stanley Funds seek as Independent Directors/Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the funds' boards, such individuals may reject other attractive assignments because the funds make substantial demands on their time. All of the Independent Directors/Trustees serve as members of the Audit Committee. In addition, six of the Directors/Trustees, including all of the Independent Directors/Trustees, serve as members of the Derivatives Committee and three Directors/Trustees including two Independent Trustees, serve as members of the Insurance Committee.

    The Independent Directors/Trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Directors/Trustees are required to select and nominate individuals to fill any Independent Director/Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Funds have a Rule 12b-1 plan.

    The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board. The Audit Committee currently consists of Messrs. Johnson, Bozic, Hedien, Garn and Nugent. During the Fund's fiscal year ended August 31, 2002, the Audit Committee held 10 meetings.

    The board of each fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund. The Derivatives Committee currently consists of Mr. Fiumefreddo and all of the Independent Trustees of the Fund. During the Fund's fiscal year ended August 31, 2002, the Derivatives Committee held three meetings.

    Finally, the board of each fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Fund's fiscal year ended August 31, 2002, the Insurance Committee held 1 meeting.

    ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY FUNDS. The Independent Directors/Trustees and the Funds' management believe that having the same Independent Directors/Trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Directors/ Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Directors/Trustees of all the funds tends to increase their knowledge and expertise regarding matters which affect the fund complex generally and enhances their ability to negotiate on behalf of each fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Directors/Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Directors/Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Directors/ Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Directors/Trustees of the Morgan Stanley Funds.

    TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION

    The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Trustees and/or more than one Committee meeting (except an Audit Committee meeting), take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee. The Fund pays Mr. Fiumefreddo an annual fee for his service as Chairman of the Board and for administrative services provided to the Board of Trustees.

    The following table illustrates the compensation that the Fund paid to its Trustees for the fiscal year ended August 31, 2002.
                               FUND COMPENSATION

                                                                  AGGREGATE
                                                                 COMPENSATION
NAME OF TRUSTEE                                                 FROM THE FUND
---------------                                                 --------------
Michael Bozic.................................................    $1,650
Edwin J. Garn.................................................     1,650
Wayne E. Hedien...............................................     1,650
Dr. Manuel H. Johnson.........................................     2,400
Michael E. Nugent.............................................     2,150
Charles A. Fiumefreddo........................................       370

    The following table illustrates the compensation paid to the Fund's Trustees for the calendar year ended December 31, 2001 for services to the 97 registered Morgan Stanley Funds (consisting of 129 portfolios) that were in operation at December 31, 2001. None of the Fund's Trustees received compensation from any other funds in the Fund Complex, except for Mr. Nugent who received compensation for service as Director/Trustee to 16 other registered funds (consisting of 78 portfolios) in the Fund Complex.
                  CASH COMPENSATION FROM MORGAN STANLEY FUNDS

                               TOTAL CASH
                              COMPENSATION
                             FOR SERVICES TO
                                97 MORGAN
                              STANLEY FUNDS
                                AND OTHER
                              FUNDS IN THE
NAME OF TRUSTEE               FUND COMPLEX
---------------              ---------------
Michael Bozic..............     $150,150
Edwin J. Garn..............      150,150
Wayne E. Hedien............      150,100
Dr. Manuel H. Johnson......      219,900
Michael E. Nugent..........      228,362
Charles A. Fiumefreddo.....      360,000

    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, 51 of the Morgan Stanley Funds, including the Fund, have adopted a retirement program under which an Independent Director/Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an independent director/trustee of any Morgan Stanley Fund that has adopted the retirement program (each such Fund referred to as an "ADOPTING FUND" and each such Director/Trustee referred to as an "ELIGIBLE TRUSTEE") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

    Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "REGULAR BENEFIT") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/ trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the board.(1) "ELIGIBLE COMPENSATION" is

------------------------
1 An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five-year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.

    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended August 31, 2002 and by the 52 Morgan Stanley Funds (including the Fund) for the calendar year ended December 31, 2001, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the Fund as of fiscal year ended August 31, 2002 and from the 52 Morgan Stanley Funds as of December 31, 2001. For the calendar year ended December 31, 2001, no retirement benefits were accrued to the Independent Trustees from any other funds in the Fund Complex.

         RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY FUNDS

                                       FOR ALL ADOPTING FUNDS
                                     ---------------------------  RETIREMENT BENEFITS      ESTIMATED ANNUAL
                                      ESTIMATED                        ACCRUED AS              BENEFITS
                                       CREDITED                         EXPENSES          UPON RETIREMENT(2)
                                       YEARS OF      ESTIMATED    --------------------  ----------------------
                                      SERVICE AT   PERCENTAGE OF              BY ALL       FROM       FROM ALL
                                      RETIREMENT     ELIGIBLE      BY THE    ADOPTING       THE       ADOPTING
NAME OF INDEPENDENT TRUSTEE          (MAXIMUM 10)  COMPENSATION     FUND      FUNDS        FUND        FUNDS
---------------------------          ------------  ------------     ----      -----        ----        -----
Michael Bozic......................       10          60.44%       $  360     $21,395     $  907      $48,443
Edwin J. Garn......................       10          60.44           520      33,443        927       49,121
Wayne E. Hedien....................        9          51.37           691      44,952        779       41,437
Dr. Manuel H. Johnson..............       10          60.44           376      22,022      1,360       72,014
Michael E. Nugent..................       10          60.44           625      38,472      1,209       64,157

------------------------
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote 1 on page 15.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

    The following persons owned 5% or more of the outstanding shares of Class A of the Fund as of October 8, 2002: State Street Bank and Trust for the benefit of Morgan Stanley Alliance, 105 Rosemont Ave, Westwood, MA 02090--26.95%; FIIOC for the benefit of Syracuse Orthopedic Specialists Retirement Incentive Savings Plan, 100 Magellan Way, Covington, KY 41015--6.72%; and Kristin Jensen,
P.O. Box 1785, Aspen, CO 81612--6.19%. The following persons owned 5% or more of the outstanding shares of Class C of the Fund as of October 8, 2002: Barbara Strom and Kristine Erickson, Trustee of the Barbara Strom Revocable Trust dated June 12, 2000, 95 Woodland Circle, Edina, MN 55424--5.09%. The following persons owned 5% or more of the outstanding shares of Class D of the Fund as of October 8, 2002: General Bandwidth, 12303 Technology Blvd., Austin, TX 78727--44.96%.

    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER

    The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

    Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services, manage its business affairs and supervise the investment of the Fund's assets. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.60% to the portion of such daily net assets not exceeding $500 million; 0.50% to the portion of such daily net assets exceeding $500 million, but not exceeding
$750 million; 0.40% to the portion of such daily net assets exceeding
$750 million, but not exceeding $1 billion; and 0.30% to the portion of such daily net assets exceeding $1 billion. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. The Fund accrued total compensation to the Investment Manager of $697,022, $604,029 and $672,310, during the fiscal years ended August 31, 2000, 2001 and 2002, respectively.

    The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.

    In approving the Management Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager, the performance, fees and expenses of the Fund compared to other similar investment companies, the Investment Manager's expenses in providing the services, the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement was in the best interests of the Fund and its shareholders.

B. PRINCIPAL UNDERWRITER

    The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

    The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

    The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

    The Investment Manager supervises the investment of the Fund's assets. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously oversee the management of the assets of the Fund in a manner consistent with its investment objective.

    Under the terms of the Management Agreement, the Investment Manager also maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

    Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

    The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

    The Management Agreement will remain in effect from year to year provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees, including a majority of the Independent Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.

D. DEALER REALLOWANCES

    Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12b-1 PLAN

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25% and 0.85% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets of Class B.

    The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the last three fiscal years ended August 31, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).

                                               2002                     2001                     2000
                                       ---------------------    ---------------------    ---------------------
Class A............................      FSCs:(1)  $ 49,319       FSCs:(1)  $ 19,584       FSCs:(1)  $  4,869
                                        CDSCs:     $ 27,072      CDSCs:            0      CDSCs:            0
Class B............................     CDSCs:     $153,449      CDSCs:     $111,406      CDSCs:     $127,052
Class C............................     CDSCs:     $  3,899      CDSCs:     $  2,543      CDSCs:     $    752

------------------------------
1    FSCs apply to Class A only.

    The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.20% of the average daily net assets of Class B and 0.25% of the average daily net assets of Class C are currently each characterized as a "service fee" under the Rules of the NASD (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the Association.

    Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended August 31, 2002, of $827,963. This amount is equal to 0.85% of the average daily net assets of Class B for the fiscal year and was calculated pursuant to clause (b) of the compensation formula under the Plan. For the fiscal year ended August 31, 2002, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $8,041 and $39,782, respectively, which amounts are equal to 0.17% and 0.85% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.

    The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

    With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 4.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.20% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) the Transfer Agent serves as Trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services ("Morgan Stanley Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

    With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.20% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by Morgan Stanley Eligible Plans, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

    With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 0.85% of the current value of the respective accounts for which they are the Financial Advisors of record.

    With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice Program, the Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and the Morgan Stanley Choice Program).

    The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

    The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

    The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

    The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

    The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 0.85%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

    Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended August 31, 2002 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $27,328,679 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 17.34% ($4,738,813)--advertising and promotional expenses; (ii) 0.80% ($219,637)--printing of prospectuses for distribution to other than current shareholders; and (iii) 81.86% ($22,370,228)--other expenses, including the gross sales credit and the carrying charge, of which 9.87% ($2,206,914) represents carrying charges, 37.32% ($8,347,612) represents commission credits to Morgan Stanley DW's branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 52.81% ($11,815,702) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended August 31, 2002 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

    In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $5,717,327 as of August 31, 2002 (the end of the Fund's fiscal year), which was equal to 5.54% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

    In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.85% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale totaled $8,627 in the case of Class C at December 31, 2001 (the end of the calendar year), which amount was equal to 0.19% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

    No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

    On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated;
(2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. OTHER SERVICE PROVIDERS

(1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

    Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

(2) CUSTODIAN AND INDEPENDENT AUDITORS

    The Bank of New York, 100 Church Street, New York, NY 10007 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

    Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

(3) AFFILIATED PERSONS

    The Transfer Agent is an affiliate of the Investment Manager and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G. CODES OF ETHICS

    The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS

    Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Fund expects that the primary market for the securities in which it invests will generally be the over-the-counter market on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

    During the fiscal years ended August 31, 2000, 2001 and 2002, the Fund did not pay any brokerage commissions.

B. COMMISSIONS

    Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.

    During the fiscal years ended August 31, 2000, 2001 and 2002, the Fund did not effect any principal transactions with Morgan Stanley DW.

    Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

    During the fiscal years ended August 31, 2000, 2001 and 2002, the Fund did not effect any securities transactions with or through Morgan Stanley DW and Morgan Stanley & Co.

C. BROKERAGE SELECTION

    The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions.

    The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

    In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

    The Investment Manager and certain of its affiliates currently serve as advisor to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner as they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE

    During the fiscal year ended August 31, 2002, the Fund did not pay any brokerage commissions in connection with transactions because of research services provided.

E. REGULAR BROKER-DEALERS

    During the fiscal year ended August 31, 2002, the Fund purchased securities issued by J.P. Morgan Chase & Co., Goldman Sachs Group Inc., Lehman Brothers Holdings, Inc. and Bank of America Corp., Inc., which issuers were among the top ten brokers or the top ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the year. At August 31, 2002, the Fund held securities issued by J.P. Morgan Chase & Co., Goldman Sachs Group Inc., Lehman Brothers Holdings, Inc., Credit Suisse First Boston USA, Inc., Chase Credit Card Master Trust and Chase Manhattan Auto Owner Trust, with market values of $509,719, $532,653, $1,033,706, $564,259, $850,705 and $1,547,677,
respectively.

VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

    The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

    The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.

    The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

    Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

    All of the Trustees, except for James F. Higgins, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES

    Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's PROSPECTUS.

    TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

    The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

    TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

    OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.

B. OFFERING PRICE

    The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW, and other authorized dealers as described in Section "V. Investment Management and Other Services--E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

    In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees), and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

    Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

    Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

    Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

    The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund.

Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

    INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

    The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

    Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses.

    Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

    TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available to non-corporate shareholders to the extent the distributions of long-term capital gains are derived from securities which the Fund purchased after December 31, 2000, and held for more than five years.

    Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

    Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains.

    After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains.

    PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

    In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available for non-corporate shareholders who purchased shares after December 31, 2000, and held such shares for more than five years. This special lower tax rate of 18% for five-year property does not apply to non-corporate shareholders holding Fund shares which were purchased on or prior to December 31, 2000, unless such shareholders made election to treat the Fund shares as being sold and reacquired on January 1, 2001. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

    Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

    Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

    If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS
--------------------------------------------------------------------------------

    The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

    From time to time, the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. Yield is calculated for any 30-day period as follows: the amount of interest income for each security in the Fund's portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income" of each Class. The resulting amount is divided by the product of the maximum offering price per share on the last day of the period multiplied by the average number of shares of the applicable Class outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. The yields for the 30-day period ended August 31, 2002, calculated pursuant to this formula, were 2.45% for Class A, 2.01% for Class B, 2.00% for Class C and 2.86% for
Class D.

    The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. Based on this calculation, the average annual total returns for Class A for the one year and five year period and the period July 28, 1997 (commencement of operations) through August 31, 2002 were 1.66%, 4.58% and 4.40%, respectively. The average annual total return for Class B for the one year, five year and the 10 year period ended August 31, 2002 were -0.42%, 4.30% and 4.87%, respectively. The average annual total returns for Class C for the one year and five year period and the period
July 28, 1997 through August 31, 2002 were 3.57%, 4.60% and 4.45%, respectively. The average annual total returns for Class D for the one year and five year period and the period July 28, 1997 through August 31, 2002 were 5.23%, 5.47% and 5.28%, respectively.

    In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns for Class A for the one year and five year period and the period
July 28, 1997 through August 31, 2002 were 6.17%, 5.49% and 5.29%, respectively. The average annual total return for Class B for the one year, five year and the 10 year period ended August 31, 2002 were 4.58%, 4.63% and 4.87%, respectively. The average annual total returns for Class C for the one year and five year period and the period July 28, 1997 through August 31, 2002 were 4.57%, 4.60% and 4.45%, respectively. The average annual total returns for Class D for the one year and five year period and the period July 28, 1997 through August 31, 2002 were 5.23%, 5.47% and 5.28%, respectively.

    In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the total returns for Class A for the one year and five year period and the period
July 28, 1997 through August 31, 2002 were 6.17%, 30.63% and 30.02%, respectively. The total returns for Class B for the one year, five year and the 10 year period ended August 31, 2002 were 4.58%, 25.39% and 60.95%, respectively. The total returns for Class C for the one year and five year period and the period July 28, 1997 through August 31, 2002 were 4.57%, 25.19% and 24.80%, respectively. The total returns for Class D for the one year and five year period and the period July 28, 1997 through August 31, 2002 were 5.23%, 30.52% and 29.94%, respectively.

    The Fund may also advertise the performance of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,575, $48,250 and $97,250 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown to the following amounts at August 31, 2002:

                                                         INVESTMENT AT INCEPTION OF:
                                        INCEPTION     ---------------------------------
CLASS                                     DATE:       $10,000     $50,000      $100,000
-----                                   ---------     -------     -------      --------
Class A............................     07/28/97      $12,449     $ 62,734     $126,443
Class B............................     05/03/89       21,253      106,266      212,532
Class C............................     07/28/97       12,480       62,400      124,800
Class D............................     07/28/97       12,994       64,971      129,942

    The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns. Based on these calculations, the average annual total returns (after taxes on distributions) for Class B for the one year, five year and the 10 year periods ended August 31, 2002 were -1.83%, 2.31% and 2.69%, respectively, and the average annual total returns (after taxes on distributions and redemptions) for Class B for the one year, five year and the 10 year periods ended August 31, 2002 were -0.32%, 2.43% and 2.79%, respectively.

    The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.

XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    EXPERTS. The financial statements of the Fund for the fiscal year ended August 31, 2002 included in this Statement of Additional Information and incorporated by reference in the PROSPECTUS have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.

                                     *****

    This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

Morgan Stanley Intermediate Income Securities
PORTFOLIO OF INVESTMENTS / / AUGUST 31, 2002

PRINCIPAL
AMOUNT IN                                                            COUPON           MATURITY
THOUSANDS                                                             RATE              DATE             VALUE

-------------------------------------------------------------------------------------------------------------------

             CORPORATE BONDS (25.8%)
             AEROSPACE & DEFENSE (1.3%)
 $   115     Boeing Capital Corp...............................       6.10%           03/01/11       $      116,402
     425     Lockheed Martin Corp..............................       7.25            05/15/06              473,761
     350     Raytheon Co.......................................       8.20            03/01/06              384,379
      60     Raytheon Co.......................................       8.30            03/01/10               68,263
     662     Systems 2001 Asset Trust - 144A* ***..............       6.664           09/15/13              708,327
                                                                                                     --------------
                                                                                                          1,751,132
                                                                                                     --------------
             AIR FREIGHT/COURIERS (0.2%)
     280     FedEx Corp........................................       7.25            02/15/11              312,533
                                                                                                     --------------
             AIRLINES (0.3%)
     368     Continental Airlines, Inc. (Class B)..............       6.545           02/02/19              331,511
     120     Southwest Airlines Co.............................       5.496           11/01/06              122,043
                                                                                                     --------------
                                                                                                            453,554
                                                                                                     --------------
             AUTO PARTS: O.E.M. (0.8%)
     265     Dana Corp.........................................       9.00            08/15/11              253,075
     365     Delphi Automotive Systems Corp....................       6.125           05/01/04              378,248
     265     Johnson Controls, Inc.............................       5.00            11/15/06              267,976
                                                                                                     --------------
                                                                                                            899,299
                                                                                                     --------------
             BROADCASTING (0.1%)
     125     Clear Channel Communications, Inc.................       7.25            09/15/03              126,845
                                                                                                     --------------
             BUILDING PRODUCTS (0.1%)
     160     Masco Corp........................................       4.625           08/15/07              161,228
                                                                                                     --------------
             CABLE/SATELLITE TV (0.2%)
     225     TCI Communications, Corp..........................       8.00            08/01/05              212,625
                                                                                                     --------------
             CASINO/GAMING (0.2%)
     290     Harrah's Operating Co., Inc.......................       8.00            02/01/11              318,198
                                                                                                     --------------
             CHEMICALS: AGRICULTURAL (0.1%)
     190     Monsanto Co.......................................       7.375           08/15/12              191,555
                                                                                                     --------------
             DEPARTMENT STORES (0.8%)
     450     Federated Department Stores, Inc..................       8.50            06/15/03              468,176
     130     May Department Stores Co..........................       6.875           11/01/05              143,829
     245     May Department Stores Co..........................       5.95            11/01/08              260,814
                                                                                                     --------------
                                                                                                            872,819
                                                                                                     --------------
             DRUGSTORE CHAINS (0.3%)
     425     CVS Corp..........................................       5.625           03/15/06              446,525
                                                                                                     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Intermediate Income Securities
PORTFOLIO OF INVESTMENTS / / AUGUST 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                            COUPON           MATURITY
THOUSANDS                                                             RATE              DATE             VALUE

-------------------------------------------------------------------------------------------------------------------

             ELECTRIC UTILITIES (0.5%)
 $    55     Detroit Edison Co.................................      6.125%           10/01/10       $       56,529
     505     Progressive Energy Inc............................       6.75            03/01/06              537,820
                                                                                                     --------------
                                                                                                            594,349
                                                                                                     --------------
             ELECTRICAL PRODUCTS (0.1%)
     170     Cooper Industries, Ltd. - 144A*...................       5.25            07/01/07              175,457
                                                                                                     --------------
             ENVIRONMENTAL SERVICES (0.2%)
     310     USA Waste Services, Inc...........................       7.125           10/01/07              322,386
                                                                                                     --------------
             FINANCE/RENTAL/LEASING (2.4%)
     625     American General Finance Corp.....................       5.875           07/14/06              657,586
   1,070     Ford Motor Credit Corp.***........................       7.375           10/28/09            1,046,994
     490     Household Finance Corp............................       6.40            06/17/08              497,834
     410     MBNA America Bank N.A.............................       6.50            06/20/06              420,811
     525     Toyota Motor Credit Corp..........................       5.65            01/15/07              562,656
                                                                                                     --------------
                                                                                                          3,185,881
                                                                                                     --------------
             FINANCIAL CONGLOMERATES (1.3%)
     425     Citigroup Inc.....................................       6.00            02/21/12              445,136
     100     Citigroup Inc.....................................       5.625           08/27/12              100,339
     660     General Electric Capital Corp.***.................       5.375           03/15/07              699,154
     360     J.P. Morgan Chase & Co............................       5.35            03/01/07              372,309
     130     J.P. Morgan Chase & Co............................       6.625           03/15/12              137,410
                                                                                                     --------------
                                                                                                          1,754,348
                                                                                                     --------------
             FOOD RETAIL (0.9%)
     425     Albertson's, Inc..................................       7.50            02/15/11              480,864
     425     Kroger Co.........................................       6.80            04/01/11              456,928
     100     Safeway Inc.......................................       6.15            03/01/06              108,080
      80     Safeway Inc.......................................       5.80            08/15/12               82,248
                                                                                                     --------------
                                                                                                          1,128,120
                                                                                                     --------------
             FOOD: MEAT/FISH/DAIRY (0.2%)
     230     Conagra Foods, Inc................................       6.00            09/15/06              243,705
                                                                                                     --------------
             FOREIGN GOVERNMENT OBLIGATIONS (0.2%)
     200     United Mexican States (Mexico)....................       8.625           03/12/08              220,000
      75     United Mexican States (Mexico)....................       8.375           01/14/11               79,875
                                                                                                     --------------
                                                                                                            299,875
                                                                                                     --------------
             FOREST PRODUCTS (0.4%)
     530     Weyerhauser Co. - 144A*...........................       5.50            03/15/05              548,413
                                                                                                     --------------
             GAS DISTRIBUTORS (0.6%)
     470     Consolidated Natural Gas Co.......................       5.375           11/01/06              482,650

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Intermediate Income Securities
PORTFOLIO OF INVESTMENTS / / AUGUST 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                            COUPON           MATURITY
THOUSANDS                                                             RATE              DATE             VALUE

-------------------------------------------------------------------------------------------------------------------

 $    70     Ras Laffan Liquid Natural Gas Co. Ltd. - 144A*
              (Qatar)..........................................      7.628%           09/15/06       $       73,459
     215     Ras Laffan Liquid Natural Gas Co. Ltd. - 144A*
              (Qatar)..........................................       8.294           03/15/14              235,694
                                                                                                     --------------
                                                                                                            791,803
                                                                                                     --------------
             HOME BUILDING (0.4%)
     210     Centex Corp.......................................       7.875           02/01/11              235,238
     220     Pulte Homes, Inc..................................       7.875           08/01/11              239,724
                                                                                                     --------------
                                                                                                            474,962
                                                                                                     --------------
             HOME FURNISHINGS (0.1%)
     130     Mohawk Industries, Inc. (Class C).................       6.50            04/15/07              139,980
                                                                                                     --------------
             HOME IMPROVEMENT CHAINS (0.4%)
     520     Lowe's Companies Inc..............................       7.50            12/15/05              584,125
                                                                                                     --------------
             HOSPITAL/NURSING MANAGEMENT (1.0%)
     335     HCA Inc...........................................       7.125           06/01/06              354,029
     460     Manor Care, Inc...................................       8.00            03/01/08              473,800
     445     Tenet Healthcare Corp.............................       5.375           11/15/06              456,282
                                                                                                     --------------
                                                                                                          1,284,111
                                                                                                     --------------
             HOTELS/RESORTS/CRUISELINES (0.5%)
     150     Hyatt Equities LLC - 144A*........................       6.875           06/15/07              148,631
     195     Marriott International, Inc. (Series D)...........       8.125           04/01/05              214,210
     110     Marriott International, Inc. (Series E)...........       7.00            01/15/08              119,141
     195     Starwood Hotels Resorts Worldwide, Inc. -
              144A*............................................       7.375           05/01/07              190,613
                                                                                                     --------------
                                                                                                            672,595
                                                                                                     --------------
             INDUSTRIAL CONGLOMERATES (0.6%)
     515     Honeywell International, Inc......................       5.125           11/01/06              529,994
     220     United Technologies Corp..........................       6.10            05/15/12              236,935
                                                                                                     --------------
                                                                                                            766,929
                                                                                                     --------------
             INSURANCE BROKERS/SERVICES (0.3%)
     410     Marsh & McLennan Companies, Inc. - 144A*..........       5.375           03/15/07              431,819
                                                                                                     --------------
             INTEGRATED OIL (0.4%)
     305     Conoco Inc........................................       5.90            04/15/04              319,597
     225     ConocoPhillips....................................       8.50            05/25/05              254,422
                                                                                                     --------------
                                                                                                            574,019
                                                                                                     --------------
             INVESTMENT BANKS/BROKERS (1.6%)
     535     Credit Suisse First Boston USA, Inc...............       5.875           08/01/06              564,259

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Intermediate Income Securities
PORTFOLIO OF INVESTMENTS / / AUGUST 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                            COUPON           MATURITY
THOUSANDS                                                             RATE              DATE             VALUE

-------------------------------------------------------------------------------------------------------------------

 $   490     Goldman Sachs Group Inc...........................      6.875%           01/15/11       $      532,653
   1,000     Lehman Brothers Holdings, Inc.***.................       6.125           07/15/03            1,033,706
                                                                                                     --------------
                                                                                                          2,130,618
                                                                                                     --------------
             INVESTMENT MANAGERS (0.6%)
     735     TIAA Global Markets - 144A* ***...................       5.00            03/01/07              768,920
                                                                                                     --------------
             LIFE/HEALTH INSURANCE (1.6%)
     365     Equitable Life Assurance Society - 144A*..........       6.95            12/01/05              395,953
     475     John Hancock Global Funding II - 144A*............       7.90            07/02/10              542,777
     500     Metropolitan Life Insurance Co. - 144A*...........       6.30            11/01/03              519,048
     335     Monumental Global Funding II - 144A*..............       6.05            01/19/06              358,241
      80     Nationwide Mutual Insurance - 144A*...............       6.50            02/15/04               83,744
     265     Prudential Funding LLC - 144A*....................       6.60            05/15/08              282,492
                                                                                                     --------------
                                                                                                          2,182,255
                                                                                                     --------------
             MAJOR BANKS (0.4%)
     475     First Union National Bank.........................       7.80            08/18/10              558,088
                                                                                                     --------------
             MAJOR TELECOMMUNICATIONS (0.5%)
     110     ALLTEL Corp.......................................       7.00            07/01/12              116,300
     480     Verizon New England Inc...........................       6.50            09/15/11              480,311
                                                                                                     --------------
                                                                                                            596,611
                                                                                                     --------------
             MANAGED HEALTH CARE (1.0%)
     340     Aetna, Inc........................................       7.875           03/01/11              360,467
     295     Health Net, Inc...................................       8.375           04/15/11              334,336
     270     UnitedHealth Group Inc............................       7.50            11/15/05              304,475
     250     Wellpoint Health Network, Inc.....................       6.375           06/15/06              267,439
                                                                                                     --------------
                                                                                                          1,266,717
                                                                                                     --------------
             MOTOR VEHICLES (1.2%)
     455     DaimlerChrysler North American Holdings Co........       8.00            06/15/10              507,691
   1,000     General Motors Corp.***...........................       7.20            01/15/11            1,019,970
                                                                                                     --------------
                                                                                                          1,527,661
                                                                                                     --------------
             MULTI-LINE INSURANCE (1.0%)
     545     AIG SunAmerica Global Finance - 144A*.............       6.30            05/10/11              585,858
     250     Farmers Insurance Exchange - 144A*................       8.50            08/01/04              232,628
     500     Hartford Financial Service Group, Inc. (The)......       7.75            06/15/05              557,651
                                                                                                     --------------
                                                                                                          1,376,137
                                                                                                     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Intermediate Income Securities
PORTFOLIO OF INVESTMENTS / / AUGUST 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                            COUPON           MATURITY
THOUSANDS                                                             RATE              DATE             VALUE

-------------------------------------------------------------------------------------------------------------------

             OIL & GAS PRODUCTION (0.2%)
 $   210     PEMEX Project Funding Master Trust - 144A*........      7.875%           02/01/09       $      216,563
                                                                                                     --------------
             PUBLISHING: NEWSPAPERS (0.3%)
     450     New America Holdings..............................       8.625           02/01/03              456,869
                                                                                                     --------------
             PULP & PAPER (0.2%)
     105     Abiliti-Consolidated Inc..........................       8.55            08/01/10              109,319
     105     MeadWestvaco Corp.................................       6.85            04/01/12              112,369
      70     Sappi Papier Holding AG - 144A* (Austria).........       6.75            06/15/12               74,151
                                                                                                     --------------
                                                                                                            295,839
                                                                                                     --------------
             RAILROADS (0.7%)
     535     Norfolk Southern Corp.............................       7.875           02/15/04              572,202
     395     Union Pacific Corp................................       5.84            05/25/04              412,574
                                                                                                     --------------
                                                                                                            984,776
                                                                                                     --------------
             REAL ESTATE INVESTMENT TRUSTS (0.8%)
     420     EOP Operating L.P.................................       6.763           06/15/07              447,863
     425     Simon Property Group L.P..........................       6.375           11/15/07              450,223
     115     Vornado Realty Trust..............................       5.625           06/15/07              116,077
                                                                                                     --------------
                                                                                                          1,014,163
                                                                                                     --------------
             SAVINGS BANKS (0.3%)
     365     GS Escrow Corp....................................       7.125           08/01/05              385,117
                                                                                                     --------------
             SERVICES TO THE HEALTH INDUSTRY (0.3%)
     335     Anthem Insurance - 144A*..........................       9.125           04/01/10              387,459
      85     Healthsouth Corp. - 144A*.........................       7.625           06/01/12               68,090
                                                                                                     --------------
                                                                                                            455,549
                                                                                                     --------------
             SPECIALTY TELECOMMUNICATIONS (0.2%)
   2,000     Frontier Corp.+...................................       7.25            05/15/04              210,000
                                                                                                     --------------
             Total Corporate Bonds
              (COST $34,771,124)...................................................................      34,145,073
                                                                                                     --------------
             U.S. Government Agencies & Obligations (33.1%)
             Federal National Mortgage Assoc.
     544     ..................................................       5.50            06/25/08              556,616
   4,000     ..................................................       6.00               **               4,077,500
   7,000     ..................................................       7.00               **               7,290,938
   3,200     ..................................................       7.50               **               3,368,000
   1,725     ..................................................       8.00        10/01/29-09/01/31       1,837,266
     720     Private Export Funding Corp.***...................       6.86            04/30/04              760,140

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Intermediate Income Securities
PORTFOLIO OF INVESTMENTS / / AUGUST 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                            COUPON           MATURITY
THOUSANDS                                                             RATE              DATE             VALUE

-------------------------------------------------------------------------------------------------------------------

 $ 5,500     U.S. Treasury Note***.............................       3.50%           11/15/06       $    5,608,713
   7,300     U.S. Treasury Note***.............................       6.50            02/15/10            8,532,445
   9,125     U.S. Treasury Note***.............................       6.75            05/15/05           10,155,842
   2,300     U.S. Treasury Strip***............................       0.00            05/15/11            1,570,799
                                                                                                     --------------
             Total U.S. Government Agencies & Obligations
              (COST $43,528,675)...................................................................      43,758,259
                                                                                                     --------------
             Mortgage-Backed Securities (16.1%)
             Federal Home Loan Mortgage Corp.
  16,000     ..................................................       6.00               **              16,540,000
   4,464     ..................................................       8.00        08/01/29-06/01/31       4,753,916
                                                                                                     --------------
             Total Mortgage-Backed Securities
              (COST $21,142,245)...................................................................      21,293,916
                                                                                                     --------------
             Asset-Backed Securities (11.9%)
             FINANCE/RENTAL/LEASING
     700     BMW Vehicle Owner Trust...........................       4.46            05/25/07              728,331
     730     Capital Auto Receivables Asset Trust..............       3.58            10/16/06              741,813
     750     Capital Auto Receivables Asset Trust..............       4.50            10/15/07              779,657
     795     Chase Credit Card Master Trust....................       5.50            11/17/08              850,705
     700     Chase Manhattan Auto Owner Trust..................       4.24            09/15/08              722,882
     800     Chase Manhattan Auto Owner Trust..................       4.21            01/15/09              824,795
     700     Citibank Credit Card Issuance Trust...............       4.10            12/07/06              720,641
     800     Citibank Credit Card Issuance Trust...............       4.40            05/15/07              830,561
     475     Connecticut RRB Special Purpose Trust CL&P-1......       5.36            03/30/07              497,449
     457     Daimler Chrysler Auto Trust.......................       6.82            09/06/04              465,458
     800     Daimler Chrysler Auto Trust.......................       4.49            10/06/08              832,311
     400     Ford Credit Auto Owner Trust......................       4.14            12/15/05              410,482
     225     Ford Credit Auto Owner Trust......................       4.75            08/15/06              235,353
     750     Ford Credit Auto Owner Trust......................       3.79            09/15/06              766,365
     700     Harley-Davidson Motorcycle Trust..................       4.50            01/15/10              726,663
     600     Harley-Davidson Motorcycle Trust..................       3.09            06/15/10              600,617
     500     Honda Auto Receivables Owner Trust................       3.50            10/17/05              508,449
     850     Honda Auto Receivables Owner Trust................       4.49            09/17/07              883,686
     600     MBNA Credit Card Master Trust.....................       3.90            11/15/07              614,688
     235     MMCA Automobile Trust.............................       7.00            06/15/04              237,806
     750     National City Auto Receivables Trust..............       4.04            07/15/06              769,609
     400     Nissan Auto Receivables Owner Trust...............       3.58            09/15/05              407,179
     325     Nissan Auto Receivables Owner Trust...............       4.80            02/15/07              338,266

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Intermediate Income Securities
PORTFOLIO OF INVESTMENTS / / AUGUST 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                            COUPON           MATURITY
THOUSANDS                                                             RATE              DATE             VALUE

-------------------------------------------------------------------------------------------------------------------

 $   600     Nissan Auto Receivables Owner Trust...............       4.60%           09/17/07       $      625,224
     600     Nordstrom Private Label Credit Card - 144A*.......       4.82            04/15/10              622,046
                                                                                                     --------------
             Total Asset-Backed Securities
              (COST $15,279,745)...................................................................      15,741,036
                                                                                                     --------------
             Short-Term Investments (36.7%)
             U.S. Government Agency (a) (16.1)
  21,300     Federal National Mortgage Assoc.
              (COST $21,297,870)...............................       1.80            09/03/02           21,296,805
                                                                                                     --------------
             Repurchase Agreements (20.6%)
  26,000     Joint repurchase agreement account (dated
             08/30/02; proceeds $26,005,417) (b)
             (COST $26,000,000)................................       1.875           09/03/02           26,000,000
   1,257     The Bank of New York (dated 08/30/02; proceeds
              $1,257,396) (c)
              (COST $1,257,169)................................       1.625           09/03/02            1,257,169
                                                                                                     --------------
             Total Repurchase Agreements
              (COST $27,257,169)...................................................................      27,257,169
                                                                                                     --------------
             Total Short-Term Investments
              (COST $48,555,039)...................................................................      48,553,974
                                                                                                     --------------

           Total Investments
            (COST $163,276,828) (D)..........................      123.6%        163,492,258
           Liabilities in Excess of Other Assets.............      (23.6)        (31,166,513)
                                                                   -----      --------------
           Net Assets........................................      100.0%     $  132,325,745
                                                                   =====      ==============

---------------------

  *   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 ** SECURITY WAS PURCHASED ON A FORWARD COMMITMENT BASIS WITH AN APPROXIMATE PRINCIPAL AMOUNT AND NO DEFINITE MATURITY DATE; THE ACTUAL PRINCIPAL AMOUNT AND MATURITY DATE WILL BE DETERMINED UPON SETTLEMENT.
 *** SOME OR ALL OF THESE SECURITIES ARE SEGREGATED IN CONNECTION WITH SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS.
  +   NON-INCOME PRODUCING SECURITY. BOND IN DEFAULT.
 (A) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (B)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (C)  COLLATERALIZED BY U.S. TREASURY BILL 6.63% DUE 02/20/03 VALUED AT
      $1,282,317.
 (D) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $2,213,321 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $1,997,891, RESULTING IN NET UNREALIZED APPRECIATION OF $215,430.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Intermediate Income Securities
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
AUGUST 31, 2002

Assets:
Investments in securities, at value (cost
 $163,276,828)....................................  $   163,492,258
Receivable for:
  Investments sold................................        2,235,994
  Interest........................................        1,078,111
  Shares of beneficial interest sold..............          378,171
Prepaid expenses and other assets.................           70,167
                                                    ---------------
    Total Assets..................................      167,254,701
                                                    ---------------
Liabilities:
Payable for:
  Investments purchased...........................       34,474,320
  Shares of beneficial interest redeemed..........          130,168
  Distribution fee................................           79,145
  Investment management fee.......................           63,866
  Dividends and distributions to shareholders.....           20,283
Accrued expenses and other payables...............          161,174
                                                    ---------------
    Total Liabilities.............................       34,928,956
                                                    ---------------
    Net Assets....................................  $   132,325,745
                                                    ===============
Composition of Net Assets:
Paid-in-capital...................................  $   146,023,699
Net unrealized appreciation.......................          215,430
Accumulated undistributed net investment income...          481,946
Accumulated net realized loss.....................      (14,395,330)
                                                    ---------------
    Net Assets....................................  $   132,325,745
                                                    ===============
Class A Shares:
Net Assets........................................      $10,729,863
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................        1,125,401
    Net Asset Value Per Share.....................  $          9.53
                                                    ===============
    Maximum Offering Price Per Share,
    (NET ASSET VALUE PLUS 4.44% OF NET ASSET
     VALUE).......................................  $          9.95
                                                    ===============
Class B Shares:
Net Assets........................................     $103,237,724
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................       10,926,656
    Net Asset Value Per Share.....................  $          9.45
                                                    ===============
Class C Shares:
Net Assets........................................       $6,415,016
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................          678,051
    Net Asset Value Per Share.....................  $          9.46
                                                    ===============
Class D Shares:
Net Assets........................................      $11,943,142
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................        1,266,876
    Net Asset Value Per Share.....................  $          9.43
                                                    ===============

Statement of Operations
FOR THE YEAR ENDED AUGUST 31, 2002

Net Investment Income:
Interest Income...................................  $5,677,068
                                                    ----------

Expenses
Distribution fee (Class A shares).................       8,041
Distribution fee (Class B shares).................     827,963
Distribution fee (Class C shares).................      39,782
Investment management fee.........................     672,310
Transfer agent fees and expenses..................     119,428
Professional fees.................................      53,750
Shareholder reports and notices...................      46,163
Registration fees.................................      35,713
Trustees' fees and expenses.......................      18,488
Custodian fees....................................      10,988
Other.............................................      14,455
                                                    ----------
    Total Expenses................................   1,847,081
                                                    ----------
    Net Investment Income.........................   3,829,987
                                                    ----------

Net Realized and Unrealized Gain (Loss):
Net realized gain.................................   2,245,051
Net change in unrealized appreciation.............  (1,010,383)
                                                    ----------
    Net Gain......................................   1,234,668
                                                    ----------
Net Increase......................................  $5,064,655
                                                    ==========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Intermediate Income Securities
FINANCIAL STATEMENTS CONTINUED

Statement of Changes in Net Assets

                                           FOR THE YEAR     FOR THE YEAR
                                               ENDED            ENDED
                                          AUGUST 31, 2002  AUGUST 31, 2001
                                          ---------------  ---------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income...................   $  3,829,987     $  5,187,770
Net realized gain (loss)................      2,245,051       (2,925,576)
Net change in unrealized
 appreciation/depreciation..............     (1,010,383)       6,900,760
                                           ------------     ------------
    Net Increase........................      5,064,655        9,162,954
                                           ------------     ------------

Dividends to Shareholders from Net
 Investment Income:
Class A shares..........................       (179,929)        (255,861)
Class B shares..........................     (3,265,862)      (4,494,457)
Class C shares..........................       (155,164)        (139,612)
Class D shares..........................       (218,659)        (297,896)
                                           ------------     ------------
    Total Dividends.....................     (3,819,614)      (5,187,826)
                                           ------------     ------------

Net increase from transactions in shares
 of beneficial interest.................     22,208,366        9,164,923
                                           ------------     ------------

    Net Increase........................     23,453,407       13,140,051

Net Assets:
Beginning of period.....................    108,872,338       95,732,287
                                           ------------     ------------

End of Period (Includingaccumulated
 undistributed net investment income of
 $481,946 and $0, respectively).........   $132,325,745     $108,872,338
                                           ============     ============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Intermediate Income Securities
NOTES TO FINANCIAL STATEMENTS / / AUGUST 31, 2002

1. Organization and Accounting Policies
Morgan Stanley Intermediate Income Securities (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is high current income consistent with safety of principal. The Fund was organized as a Massachusetts business trust on September 1, 1988 and commenced operations on May 3, 1989. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of

Morgan Stanley Intermediate Income Securities
NOTES TO FINANCIAL STATEMENTS / / AUGUST 31, 2002 CONTINUED

broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and
(5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Joint Repurchase Agreement Account -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, or U.S. treasury or federal agency obligations.

D. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Federal Income Tax Status -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital

Morgan Stanley Intermediate Income Securities
NOTES TO FINANCIAL STATEMENTS / / AUGUST 31, 2002 CONTINUED

gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. Investment Management Agreement
Pursuant to an Investment Management Agreement , the Fund pays the Investment Manager a management fee, calculated daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.60% to the portion of daily net assets not exceeding $500 million; 0.50% to the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.40% to the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; and 0.30% to the portion of the daily net asset exceeding $1 billion.

3. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 0.85% of the lesser of:
(a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge had been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 0.85% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $5,717,327 at August 31, 2002.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.85% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a

Morgan Stanley Intermediate Income Securities
NOTES TO FINANCIAL STATEMENTS / / AUGUST 31, 2002 CONTINUED

gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended August 31, 2002, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.17% and 0.85%, respectively.

The Distributor has informed the Fund that for the year ended August 31, 2002, it received contingent deferred sales charges from certain redemptions of the Fund's Class A, Class B shares and Class C shares of $27,072 $153,449, and $3,899, respectively and received $49,319, in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the year ended August 31, 2002, aggregated $446,492,812, and $431,733,894, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $85,324,806 and $69,947,580, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At August 31, 2002, the Fund had transfer agent fees and expenses payable of approximately $1,600.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended August 31, 2002 included in Trustees' fees and expenses in the Statement of Operations amounted to $6,982. At August 31, 2002, the Fund had an accrued pension liability of $58,057 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. Federal Income Tax Status
At August 31, 2002, the Fund had a net capital loss carryover of approximately $13,345,000 which may be used to offset future capital gains to the extent provided by regulations, which is available through August 31 of the following years:

              AMOUNT IN THOUSANDS
------------------------------------------------
 2003   2004   2005   2006   2008    2009   2010
------  ----  ------  ----  ------  ------  ----
$6,103  $313  $2,351  $200  $1,146  $2,892  $340
======  ====  ======  ====  ======  ======  ====

Morgan Stanley Intermediate Income Securities
NOTES TO FINANCIAL STATEMENTS / / AUGUST 31, 2002 CONTINUED

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $1,054,000 during fiscal 2002.

As of August 31, 2002, the Fund had temporary book/tax differences primarily attributable to post-October losses and book amortization of discounts on debt securities and permanent book/tax differences primarily attributable to losses on paydowns and tax adjustments on debt securities sold by the Fund. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $2,194, accumulated net realized loss was charged $551,329 and accumulated undistributed net investment income was credited $553,523.

6. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

                                      FOR THE YEAR               FOR THE YEAR
                                         ENDED                      ENDED
                                    AUGUST 31, 2002            AUGUST 31, 2001
                                ------------------------  --------------------------
                                  SHARES       AMOUNT       SHARES        AMOUNT
                                ----------  ------------  -----------  -------------
CLASS A SHARES
Sold..........................   4,601,318  $ 43,662,281    7,160,192  $  65,969,733
Reinvestment of dividends.....      16,108       151,661       21,414        196,326
Redeemed......................  (3,938,770)  (37,318,849)  (7,202,733)   (66,362,923)
                                ----------  ------------  -----------  -------------
Net increase (decrease) --
 Class A......................     678,656     6,495,093      (21,127)      (196,864)
                                ----------  ------------  -----------  -------------
CLASS B SHARES
Sold..........................   8,301,113    77,663,399   19,706,825    181,063,205
Reinvestment of dividends.....     229,053     2,136,654      287,444      2,636,410
Redeemed......................  (8,023,847)  (75,013,877) (18,816,932)  (172,689,568)
                                ----------  ------------  -----------  -------------
Net increase -- Class B.......     506,319     4,786,176    1,177,337     11,010,047
                                ----------  ------------  -----------  -------------
CLASS C SHARES
Sold..........................   1,056,702     9,887,000    1,084,741     10,064,504
Reinvestment of dividends.....      13,255       123,842       12,413        114,294
Redeemed......................    (843,310)   (7,894,423)    (839,079)    (7,765,717)
                                ----------  ------------  -----------  -------------
Net increase -- Class C.......     226,647     2,116,419      258,075      2,413,081
                                ----------  ------------  -----------  -------------
CLASS D SHARES
Sold..........................   1,856,116    17,358,806      222,801      2,043,016
Reinvestment of dividends.....      14,251       132,783       29,557        269,491
Redeemed......................    (926,421)   (8,680,911)    (690,813)    (6,373,848)
                                ----------  ------------  -----------  -------------
Net increase (decrease) --
 Class D......................     943,946     8,810,678     (438,455)    (4,061,341)
                                ----------  ------------  -----------  -------------
Net increase in Fund..........   2,355,568  $ 22,208,366      975,830  $   9,164,923
                                ==========  ============  ===========  =============

Morgan Stanley Intermediate Income Securities
NOTES TO FINANCIAL STATEMENTS / / AUGUST 31, 2002 CONTINUED

7. Change in Accounting Policy
Effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on the net assets of the Fund, but resulted in a $81,950 decrease in the cost of securities and a corresponding decrease to net investment income based on securities held as of August 31, 2001.

The effect of this change for the year ended August 31, 2002 was to increase net investment income by $11,554; decrease unrealized appreciation by $361,558; and increase net realized gains by $350,004. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change.

Morgan Stanley Intermediate Income Securities
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                            FOR THE YEAR ENDED AUGUST 31,
                           ---------------------------------------------------------------
                              2002         2001         2000         1999         1998
                           -----------  -----------  -----------  -----------  -----------
Class A Shares:
Selected Per Share Data:
Net asset value,
 beginning of period.....     $ 9.35      $ 8.97       $ 9.30       $ 9.71       $ 9.59
                              ------      ------       ------       ------       ------
Income from investment
 operations:
  Net investment
   income................       0.37        0.52         0.55         0.55         0.56
  Net realized and
   unrealized gain
   (loss)................       0.19        0.38        (0.33)       (0.41)        0.13
                              ------      ------       ------       ------       ------
Total income from
 investment operations...       0.56        0.90         0.22         0.14         0.69
                              ------      ------       ------       ------       ------

Less dividends from net
 investment income.......      (0.38)      (0.52)       (0.55)       (0.55)       (0.57)
                              ------      ------       ------       ------       ------

Net asset value, end of
 period..................     $ 9.53      $ 9.35       $ 8.97       $ 9.30       $ 9.71
                              ======      ======       ======       ======       ======

Total Return+............       6.17%      10.34%        2.49%        1.39%        7.30%

Ratios to Average Net
 Assets:(1)
Expenses.................       1.04%       1.21%        1.10%        1.08%        1.10%
Net investment income....       4.03%(2)     5.71%       6.02%        5.67%        5.80%

Supplemental Data:
Net assets, end of
 period, in thousands....    $10,730      $4,177       $4,196       $3,557       $3,457
Portfolio turnover
 rate....................        400%        358%         114%          99%          98%

---------------------

  + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
 (2) EFFECTIVE SEPTEMBER 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES, AS REVISED, RELATED TO PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED AUGUST 31, 2002 WAS TO INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY 0.01%. THE FINANCIAL HIGHLIGHTS DATA PRESENTED IN THIS TABLE FOR PRIOR PERIODS HAS NOT BEEN RESTATED TO REFLECT THIS CHANGE.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Intermediate Income Securities
FINANCIAL HIGHLIGHTS CONTINUED

                                            FOR THE YEAR ENDED AUGUST 31
                           ---------------------------------------------------------------
                              2002         2001         2000         1999         1998
                           -----------  -----------  -----------  -----------  -----------
Class B Shares:
Selected Per Share Data:
Net asset value,
 beginning of period.....     $ 9.35       $ 8.98       $ 9.31       $ 9.70       $ 9.59
                              ------       ------       ------       ------       ------
Income from investment
 operations:
  Net investment
   income................       0.31         0.47         0.49         0.49         0.51
  Net realized and
   unrealized gain
   (loss)................       0.10         0.37        (0.33)       (0.39)        0.11
                              ------       ------       ------       ------       ------
Total income from
 investment operations...       0.41         0.84         0.16         0.10         0.62
                              ------       ------       ------       ------       ------

Less dividends from net
 investment income.......      (0.31)       (0.47)       (0.49)       (0.49)       (0.51)
                              ------       ------       ------       ------       ------

Net asset value, end of
 period..................     $ 9.45       $ 9.35       $ 8.98       $ 9.31       $ 9.70
                              ======       ======       ======       ======       ======

Total Return+............       4.58%        9.55%        1.80%        0.92%        6.53%

Ratios to Average Net
 Assets:(1)
Expenses.................       1.72%        1.84%        1.77%        1.75%        1.71%
Net investment income....       3.35%(2)      5.08%       5.35%        5.00%        5.19%

Supplemental Data:
Net assets, end of
 period, in thousands....   $103,238      $97,452      $82,964     $120,843     $151,515
Portfolio turnover
 rate....................        400%         358%         114%          99%          98%

---------------------

  + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
 (2) EFFECTIVE SEPTEMBER 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES, AS REVISED, RELATED TO PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED AUGUST 31, 2002 WAS TO INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY 0.01%. THE FINANCIAL HIGHLIGHTS DATA PRESENTED IN THIS TABLE FOR PRIOR PERIODS HAS NOT BEEN RESTATED TO REFLECT THIS CHANGE.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Intermediate Income Securities
FINANCIAL HIGHLIGHTS CONTINUED

                                            FOR THE YEAR ENDED AUGUST 31,
                           ---------------------------------------------------------------
                              2002         2001         2000         1999         1998
                           -----------  -----------  -----------  -----------  -----------
Class C Shares:
Selected Per Share Data:
Net asset value,
 beginning of period.....    $ 9.36       $ 8.99       $ 9.32       $ 9.71        $ 9.61
                             ------       ------       ------       ------        ------
Income from investment
 operations:
  Net investment
   income................      0.31         0.47         0.49         0.49          0.49
  Net realized and
   unrealized gain
   (loss)................      0.10         0.37        (0.33)       (0.39)         0.11
                             ------       ------       ------       ------        ------
Total income from
 investment operations...      0.41         0.84         0.16         0.10          0.60
                             ------       ------       ------       ------        ------

Less dividends from net
 investment income.......     (0.31)       (0.47)       (0.49)       (0.49)        (0.50)
                             ------       ------       ------       ------        ------

Net asset value, end of
 period..................    $ 9.46       $ 9.36       $ 8.99       $ 9.32        $ 9.71
                             ======       ======       ======       ======        ======

Total Return+............      4.57%        9.54%        1.80%        0.91%         6.39%

Ratios to Average Net
 Assets:(1)
Expenses.................      1.72%        1.84%        1.77%        1.75%         1.71%
Net investment income....      3.35%(2)     5.08%        5.35%        5.00%         5.19%

Supplemental Data:
Net assets, end of
 period, in thousands....    $6,415       $4,226       $1,738       $1,759          $457
Portfolio turnover
 rate....................       400%         358%         114%          99%           98%

---------------------

  + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
 (2) EFFECTIVE SEPTEMBER 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES, AS REVISED, RELATED TO PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED AUGUST 31, 2002 WAS TO INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY 0.01%. THE FINANCIAL HIGHLIGHTS DATA PRESENTED IN THIS TABLE FOR PRIOR PERIODS HAS NOT BEEN RESTATED TO REFLECT THIS CHANGE.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Intermediate Income Securities
FINANCIAL HIGHLIGHTS CONTINUED

                                            FOR THE YEAR ENDED AUGUST 31,
                           ---------------------------------------------------------------
                              2002         2001         2000         1999         1998
                           -----------  -----------  -----------  -----------  -----------
Class D Shares:
Selected Per Share Data:
Net asset value,
 beginning of period.....     $ 9.35      $ 8.98       $ 9.31       $ 9.70       $ 9.59
                              ------      ------       ------       ------       ------
Income from investment
 operations:
  Net investment
   income................       0.38        0.55         0.57         0.57         0.59
  Net realized and
   unrealized gain
   (loss)................       0.09        0.37        (0.33)       (0.39)        0.11
                              ------      ------       ------       ------       ------
Total income from
 investment operations...       0.47        0.92         0.24         0.18         0.70
                              ------      ------       ------       ------       ------

Less dividends from net
 investment income.......      (0.39)      (0.55)       (0.57)       (0.57)       (0.59)
                              ------      ------       ------       ------       ------

Net asset value, end of
 period..................     $ 9.43      $ 9.35       $ 8.98       $ 9.31       $ 9.70
                              ======      ======       ======       ======       ======

Total Return+............       5.23%      10.48%        2.67%        1.79%        7.43%

Ratios to Average Net
 Assets:(1)
Expenses.................       0.87%       0.99%        0.92%        0.90%        0.86%
Net investment income....       4.20%(2)     5.93%       6.20%        5.85%        6.04%

Supplemental Data:
Net assets, end of
 period, in thousands....    $11,943      $3,018       $6,834       $7,493       $5,726
Portfolio turnover
 rate....................        400%        358%         114%          99%          98%

---------------------

  + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
 (2) EFFECTIVE SEPTEMBER 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES, AS REVISED, RELATED TO PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED AUGUST 31, 2002 WAS TO INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY 0.01%. THE FINANCIAL HIGHLIGHTS DATA PRESENTED IN THIS TABLE FOR PRIOR PERIODS HAS NOT BEEN RESTATED TO REFLECT THIS CHANGE.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Intermediate Income Securities
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Morgan Stanley Intermediate Income Securities:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Intermediate Income Securities (the "Fund"), including the portfolio of investments, as of August 31, 2002, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Intermediate Income Securities as of August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
OCTOBER 10, 2002

                      2002 Federal Tax Notice (unaudited)

       Of the Fund's ordinary income dividends paid during the fiscal year ended
       August 31, 2002, 24.91% was attributable to qualifying Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.